UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WESTERN NEW ENGLAND BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

WESTERN NEW ENGLAND BANCORP, INC. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 14, 2025

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice and Proxy Statement and Annual Report to Shareholders are available at web.viewproxy.com/WNEB/2025.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 1, 2025, to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Shareholders of WESTERN NEW ENGLAND BANCORP, INC.

Notice is hereby given that the Annual Meeting of Shareholders of Western New England Bancorp, Inc., will be held on May 14, 2025, at 10:00 a.m. at the Sheraton Springfield Monarch Place Hotel, One Monarch Place, Springfield, MA 01144 for the following purposes:

Proposal 1: Election of the following directors for a three-year term expiring at the 2028 annual meeting of shareholders:

01 Gary G. Fitzgerald        02 Paul C. Picknelly

Proposal 2: Consideration and approval of a non-binding advisory resolution on the compensation of the Company’s named executive officers.

Proposal 3: Ratification of the appointment of Wolf & Company, P.C., as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Proposal 4: Consideration and approval of the amendment and restatement of the Company’s 2021 Omnibus Incentive Plan.

Note: Consideration of any other business properly brought before the Annual Meeting, and any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” all nominees listed under Proposal 1, and “FOR” proposals 2, 3 and 4.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our shareholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

Go to web.viewproxy.com/WNEB/2025. Have the 11-digit control number available when you access the website and follow the instructions.

877-777-2857 TOLL FREE

requests@viewproxy.com

*   If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11-digit control number located in the box below to vote via Internet or to request proxy materials.

CONTROL NO.

WESTERN NEW ENGLAND BANCORP, INC.

MEETING LOCATION

Sheraton Springfield Monarch Place Hotel

One Monarch Place

Springfield, MA 01144

PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE

The following proxy materials are available to you to review:

•	The Company’s 2024 Annual Report

•	The Company’s Notice and 2025 Proxy Statement

HOW TO ACCESS YOUR PROXY MATERIALS

View Online:

Have your 11-digit control number in hand and visit
http://web.viewproxy.com/WNEB/2025

Request and Receive a Paper or E-Mail Copy:

By Internet: http://www.viewproxy.com/WNEB/2025

By Telephone: 1-877-777-2857 TOLL FREE

By E-Mail: requests@viewproxy.com. Please include “Western New England Bancorp, Inc.” and your 11-digit control number in the subject line; do not include any other text or message in the e-mail.

VOTING METHODS

Via Internet: Go to http://www.AALvote.com/WNEB.

Have your 11-digit control number available and follow the prompts.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned a proxy card.

Via Mail: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail.

Via Telephone: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone.

In Person: You may vote your shares in person at the 2025 Annual Meeting.